================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2003

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                   001-09120                         22-2625848
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                              http://www.pseg.com


                                 PSEG POWER LLC
                                 --------------
             (Exact name of registrant as specified in its charter)

   Delaware                    000-49614                         22-3663480
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                              http://www.pseg.com

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                   001-00973                         22-1212800
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                              http://www.pseg.com

                           PSEG ENERGY HOLDINGS, L.L.C.
                           ----------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                   000-32503                         22-2983750
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                               80 Park Plaza,T-22
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)
                              http://www.pseg.com
================================================================================

Item 5. Other Events
--------------------

     On January 28, 2003, Public Service Enterprise Group Incorporated, PSEG Power LLC, Public Service Electric and Gas Company and PSEG Energy Holdings L.L.C. announced financial results for the fourth quarter and full year as of and for the period ended December 31, 2002.

     A copy of the press release dated January 28, 2003 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit Designation                      Nature of Exhibit
99                                       Press Release dated January 28, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                 PSEG POWER LLC
                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                  --------------------------------------------
                                  (Registrants)


               By:             /s/ PATRICIA A. RADO
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: January 28, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           PSEG ENERGY HOLDINGS L.L.C.
                           ---------------------------
                                  (Registrant)

               By:             /s/ Derek DiRisio
               --------------------------------------------------
                                  Derek DiRisio
                          Vice President and Controller
                         (Principal Accounting Officer)



Date: January 28, 2003